                                 United States
                       Securities and Exchange Commission
                            Washington, D.C.  20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  March 18, 1996
                                                   --------------


                                 EQUIMED, INC.
    --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                  0-27456                  25-1668112
    ----------------------------      ------------            ----------------
    (State or other jurisdiction      (Commission             (I.R.S. Employer
         of incorporation)            File Number)           Identification No.)

          3754 LaVista Rd.
          Tucker, Georgia                                    30084-5637
- ------------------------------------                ----------------------------
  (Address of principal executive                             (Zip Code)
              offices)

                                 (404) 320-6211
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                EQUIVISION, INC.
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS

     On March 18, 1996, EquiMed, Inc. ("EquiMed" or the "Company") consummated plans of merger with (i) Wallace Eye Surgery, Inc. ( the "Practice") and (ii) Laser & Surgery, Inc. (the "Surgery Center"). The Practice and Surgery Center are located in Alexandria, Louisiana. The Practice provides diagnostic services and treatment for ophthalmic patients. The Surgery Center provides ophthalmic surgical care, including cataract surgery and other laser procedures for cataract, retina and glaucoma. The common stock of the Practice and the Surgery Center are wholly owned by R. Bruce Wallace, III, M. D. (the "Selling Physician"). The two mergers are effective as of March 1, 1996.

     Consideration for the acquisition consisted of approximately 403,000 shares of EquiMed common stock valued at approximately $5,000,000. The business combination will be accounted for by the pooling-of-interests method.

     The terms of the transaction provide for the execution of non-compete agreements between the Selling Physician and the Practice. Concurrent with the acquisition, the Selling Physician entered into an employment agreement with the Practice and the Practice entered into a services agreement with the Company. The chairman of the Company, a physician, has an option to acquire the common stock of the Practice for a nominal amount.

     The summary of this acquisition is qualified in its entirety by reference to the Agreements and Plan of Merger and Employment Agreement, copies of which are attached to this form as exhibits. Other than the options held by the Company's chairman to acquire the stock of the Practice, no relationship exists between the Company, and the Practice or any of its directors or officers, or any associate of any such director or officer.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     2.19  Agreement and Plan of Merger (PC) executed March 15, 1996 *

     2.20  Agreement and Plan of Merger (ASC) executed March 15, 1996 *

     99.15 Employment Agreement between Wallace Eye Institute, Inc. (A Medical Corporation) and R. Bruce Wallace, III, M.D. dated March 1, 1996 *

     99.16 Press release dated March 18, 1996 *

* Previously filed as an exhibit to Form 8-K filed on April 2, 1996.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                    EQUIMED, INC.
                                      -----------------------------------------
                                                    (Registrant)


May 31, 1996                                  /s/ William E. Pritts II
                                      -----------------------------------------
                                                  William E. Pritts II
                                                Chief Financial Officer